Exhibit 10.40

THIRD AMENDMENT
TO GROUND LEASE AGREEMENT

THIS THIRD AMENDMENT TO GROUND LEASE AGREEMENT (this “Amendment”), is entered into to be effective as of September 16, 2004 (the “Effective Date”), by and between WOLF MOUNTAIN RESORTS, L.C., a Utah limited liability company (“Wolf Mountain”) and ASC UTAH, INC., a Maine corporation (“ASCU”).

A.            WOLF MOUNTAIN has leased certain land and other interests in real property located in Summit and Salt Lake Counties, Utah, formerly known as the Wolf Mountain Ski Resort and now known as The Canyons resort (the “Resort”), to ASCU pursuant to that certain Ground Lease Agreement dated as of July 2, 1997, as amended by that certain First Amendment to Ground Lease Agreement dated August 1, 1998, as further amended by that certain Second Amendment to Ground Lease Agreement dated November 12, 1999 (as amended, the “Ground Lease”).

B.            ASCU and Gerald M. Friedman (“Friedman”) previously entered into that certain Owner Agreement, dated July 17, 1998, as amended by that certain Amended and Restated to Owner Agreement by and between ASCU, Friedman and Sugarbowl Associates, L.L.C. (“Sugarbowl”) (as amended, the “Owner Agreement”).  Friedman and Sugarbowl are the owners of that certain real property referred to therein as the “Owner Property.”  ASCU owns in part, leases in part, and controls certain real property referred to therein as the “ASCU Property,” a portion of which is the Resort leased from Wolf Mountain under the Ground Lease.

C.            As contemplated in the Owner Agreement, Friedman and Sugarbowl, have entered into that certain Exchange of Property Agreement with ASCU whereby Friedman and Sugarbowl will transfer and convey that portion of the Owner Property described on Exhibit A attached hereto (“Owner Exchange Property”), and ASCU will transfer and convey that portion of the ASC Property described on Exhibit B attached hereto (“ASC Exchange Property”), such ASC Exchange Property being previously owned by Wolf Mountain and conveyed by Wolf Mountain to ASCU in exchange (in part) for certain consideration and payments described below.  Such transaction is referred to herein as the “Exchange”.  The Owner Exchange Property and the ASC Exchange Property are depicted on Exhibit E attached hereto.

D.            In addition, as contemplated in the Owner Agreement, Friedman and Sugarbowl will grant certain easements to Wolf Mountain (the “Wolf Mountain Easements”), and Wolf Mountain will grant certain easements to Friedman and Sugarbowl (the “Owner Easements”), such easements each being described on Exhibit C attached hereto.  Such transactions are part of the “Exchange” referred to herein.

E.             Immediately following the Exchange, ASCU and Wolf Mountain wish to amend the Ground Lease as provided in this Amendment.

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Wolf Mountain and ASCU agree as follows:

1.             Defined Terms and References.  All capitalized terms used and not defined herein shall have the meanings given them in the Ground Lease.

2.             Amendment.  The parties hereby cancel and terminate the Ground Lease with respect to the ASC Exchange Property and hereby release the ASC Exchange Property from the Premises encumbered by the Ground Lease.  All right, title and interest of ASCU in and to the ASC Exchange Property is extinguished as of the Effective Date.  The parties furthermore hereby agree to include the Owner Exchange Property and the Owner Easements as part of the Premises and acknowledge that the Owner Exchange Property and Wolf Mountain’s interest in and to the Owner Easements shall be deemed to be part of the Premises for all intents and purposes under the Ground Lease.

3.             Additional Payment for the ASC Exchange Property.  The parties hereby acknowledge and agree that as partial consideration to Wolf Mountain to convey the ASC Exchange Property to Friedman and Sugarbowl, ASCU has paid to Wolf Mountain the sum of $1,680,000.00 in immediately available funds (the “Initial Payment”), which payment is stipulated sum based on 11% of the estimated development/construction costs to be effected on the ASC Exchange Property.  ASCU and Wolf Mountain, however, agree that the Initial Payment shall not be adjusted upward unless the total square footage of density on the ASC Exchange Property exceeds 76,363 square feet.  To the extent that the density exceeds 76,363 square feet, ASCU shall pay to Wolf Mountain $22.00 per square foot of such density over and above 76,363 square feet.  The $22.00 per square foot figure represents 11% of $200.00 per square foot of development/construction costs agreed to by the parties.  Such amounts shall be due and payable to Wolf within thirty (30) days of the issuance of any certificate of occupancy for any such development, which when aggregated with other density constructed or approved for construction exceeds 76,363 square feet.  To the extent that the density on the ASC Exchange Property is less than 76,363 square feet, upon final completion of such Friedman Project (as defined below), Wolf Mountain shall permit ASCU to deduct from the next accruing rent payments under the Lease an amount equal to $22.00 multiplied by the positive difference between 76,363 square feet and the actual density (in square feet) built on the ASC Exchange Property. For purposes of this calculation, “final completion” shall occur on the date on which all approved density is constructed on the Friedman Project.  As used herein, the “Friedman Project” shall be defined as the ASC Exchange Property and the property described on Exhibit D attached hereto (being certain property adjacent thereto).

4.             Default.  Any default by ASCU hereunder shall be an event of default under the Lease.

5.             Notice of Amendment.  Wolf Mountain and ASCU shall execute a Notice of Amendment of Ground Lease, and ASCU shall have the right to record such notice in the Official Records of Summit County in order to evidence this Agreement.

6.             Full Force and Effect.  Except as expressly amended and modified by this Amendment, all terms, conditions and agreements set forth in the Ground Lease shall remain in full force and effect.  As amended hereby, the parties reaffirm the continuing validity and effect of their respective rights and obligations under the Ground Lease.  In the event of a conflict in

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the terms, conditions or agreements of this Amendment or those set forth in the Ground Lease, the terms, conditions and agreements set forth in this Amendment shall control.

7.             Counterparts and Facsimile.  The Amendment may be signed in one or more original counterparts, which together shall constitute an original document.  For the purposes of this Agreement, facsimile signatures shall be deemed originals.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the Effective Date.

WOLF MOUNTAIN:

WOLF MOUNTAIN RESORTS, L.C., a Utah limited liability company

By	/s/ Michael M. Baker
Name
Title	Managing Member

ASCU:

ASC UTAH, INC., a Maine corporation

By	/s/ Timothy C. Vetter
Name
Title	Vice President

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EXHIBIT A

TO THIRD AMENDMENT TO GROUND LEASE AGREEMENT

OWNER EXCHANGE PROPERTY

The property referenced in the foregoing instrument is located in Summit County, State of Utah, and is more particularly described as follows:

PARCEL 3

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap) thence along said section line, S.89°59’43”E., a distance of 91.60 feet; thence leaving said section line North, a distance of 113.25 feet to a point in the easterly right-of-way line of High Mountain Road Extension, said point being the TRUE POINT OF BEGINNING; thence leaving said right-of-way N.86°13’00”W., a distance of 96.45 feet; thence N.41°13’00”W., a distance of 84.26 feet; thence N.48°47’00”E., a distance of 97.00 feet; thence S.86°13’00”E., a distance of 26.72 feet; thence N.48°47’00”E., a distance of 22.18 feet to the easterly right-of-way line of said Sundial Road and point of curve of a non tangent curve to the left, of which the radius point lies N.79°50’16”E., a radial distance of 525.00 feet; thence southerly along the arc of said curve and said right-of-way, through a central angle of 04°02’18”, a distance of 37.00 feet; thence continuing along said right-of-way line S.14°12’02”E., a distance of 100.44 feet to a point of curve to the right having a radius of 325.00 feet and a central angle of 02°20’54”; thence southerly along the arc of said curve and said right-of-way line a distance of 13.32 feet to the POINT OF BEGINNING.  Containing 13,398 square feet, more or less.

PARCEL 4

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap) thence along said section line, S.89°59’43”E., a distance of 399.52 feet; thence leaving said section line North, a distance of 415.29 feet to the POINT OF BEGINNING; thence N.35°20’43” W., a distance of 17.34 feet; thence N.12°31’12”E., a distance of 26.62 feet to the westerly right-of-way line of High Mountain Road Extension and point of curve of a non tangent curve to the right, of which the radius point lies N.48°54’12”E., a radial distance of 275.00 feet; thence northwesterly along the arc of said curve and said right-of-way line, through a central angle of 24°46’18”, a distance of 118.89 feet; thence leaving said right-of-way line N.48°47’00”E., a distance of 25.63 feet; thence S.41°03’00”E., a distance of 80.99 feet; thence S.03°47’00”W., a distance of 95.00 feet; thence S.48°47’00”W., a distance of 7.00 feet to the POINT OF BEGINNING.   Containing 4,889 square feet, more or less.

A-1

PARCEL 5

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap) thence along said section line, S.89°59’43”E., a distance of 410.80 feet; thence leaving said section line North, a distance of 275.74 feet to the POINT OF BEGINNING; thence N.84°15’00”E., a distance of 8.13 feet; thence S.05°45’00”E., a distance of 13.66 feet; thence N.36°29’52”W., a distance of 15.89 feet to the POINT OF BEGINNING.

Containing 55.50 square feet, more or less.

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EXHIBIT B

TO THIRD AMENDMENT TO GROUND LEASE AGREEMENT

ASC EXCHANGE PROPERTY

The real property referenced in the foregoing instrument is located in Summit County, Utah and is more particularly described as follows:

PARCEL 6

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap), thence along said section line, S.89°59’43”E., a distance of 56.15 feet; thence leaving said section line North, a distance of 259.76 feet to right-of-way line of High Mountain Road Extension, said point being the TRUE POINT OF BEGINNING; said point also being the beginning of a curve to the right, of which the radius point lies N.79°50’16”E., a radial distance of 525.00 feet; thence northerly along the arc of said curve and said right-of-way, through a central angle of 13°34’17”, a distance of 124.35 feet; thence continuing along said right-of-way the following courses: N.03°24’33”E., a distance of 108.66 feet to a point of curve to the left having a radius of 1,225.00 feet and a central angle of 03°53’24”; thence northerly along the arc a distance of 83.17 feet; thence N.00°28’51”W., a distance of 107.83 feet to a point of curve to the right having a radius of 275.00 feet and a central angle of 60°47’42”; thence northeasterly along the arc a distance of 291.80 feet to a point of compound curve to the right having a radius of 110.00 feet and a central angle of 91°25’52”; thence easterly along the arc, a distance of 175.54 feet to a point of compound curve to the right having a radius of 150.00 feet and a central angle of 52°21’44”; thence southerly along the arc, a distance of 137.08 feet to a point of reverse curve to the left having a radius of 275.00 feet and a central angle of 40°25’58”; thence southerly along the arc, a distance of 194.06 feet; thence leaving said right-of-way S.48°47’00”W., a distance of 300.60 feet; thence S.03°47’00”W., a distance of 55.00 feet; thence S.48°47’00”W., a distance of 70.04 feet to the POINT OF BEGINNING.

Containing 3.09 acres, more or less.

B-1

PARCEL 7

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap), thence along said section line, S.89°59’43”E., a distance of 95.18 feet to the easterly right of way line of High Mountain Road Extension and TRUE POINT OF BEGINNING; said point also being the beginning of a curve to the left, of which the radius point lies N.81°46’27”W., a radial distance of 325.00 feet; thence leaving said section line and running northerly along the arc of said curve and said right of way, through a central angle of 20°04’41”, a distance of 113.89 feet; thence leaving said right of way, S.86°13’00”E., a distance of 1.65 feet; thence N.48°47’00”E., a distance of 233.00 feet; thence N.03°47’00”E., a distance of 36.00 feet; thence N.48°47’00”E., a distance of 171.00 feet; thence S.35°20’43”E., a distance of 60.21 feet; thence S.46°03’44”W., a distance of 73.34 feet; thence S.36°29’52”E., a distance of 73.01 feet; thence S.13°05’15”E., a distance of 84.49 feet; thence S.04°22’31”E., a distance of 174.81 feet to the south line of said Section 36; thence along said section line, N.89°59’43”W., a distance of 362.26 feet to the POINT OF BEGINNING.

Less and excepting the following description:

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap) thence along said section line, S.89°59’43”E., a distance of 338.14 feet; thence leaving said section line North, a distance of 60.37 feet to the POINT OF BEGINNING; thence N.05°45’00”W., a distance of 207.00 feet; thence N.84°15’00”E., a distance of 93.87 feet; thence S.36°29’52”E., a distance of 15.89 feet; thence S.05°45’08”E., a distance of 193.34 feet; thence S.84°15’00”W., a distance of 102.00 feet to the POINT OF BEGINNING.

Containing 1.653 acres, more or less.

B-2

EXHIBIT C

TO THIRD AMENDMENT TO GROUND LEASE AGREEMENT

OWNER EASEMENTS/WOLF MOUNTAIN EASEMENTS

OWNER EASEMENTS

Nonexclusive Access Easement Roadway Access and Utilities by and among, ASCU, Sugarbowl and Wolf Mountain Resorts, L.C. dated                        , 2004 and recorded as Entry No.                                , in Book                at Page                  of the Official Records of Summit County, Utah.

Grant of Easement (Utility Improvements) by and among ASCU, Sugarbowl and Wolf Mountain, dated                     , 2004, and recorded as Entry No.                                , in Book                at Page                  of the Official Records of Summit County, Utah.

Construction License Agreement by and among ASCU, Sugarbowl and Wolf Mountain dated                        , 2004, and recorded as Entry No.                                , in Book                at Page                  of the Official Records of Summit County, Utah.

Grant of Easement for Turn-around Area (Hammerhead) by and among ASCU, Sugarbowl and Wolf Mountain dated                        , 2004, and recorded as Entry No.                                , in Book                at Page                  of the Official Records of Summit County, Utah.

Skier Access Easement by and between ASCU, Sugarbowl and Wolf Mountain dated                        , 2004, and recorded as Entry No.                                 , in Book                at Page                  of the Official Records of Summit County, Utah.

WOLF MOUNTAIN EASEMENTS

Ski and Lift Easement (South Lift) by and between ASCU, Sugarbowl and Wolf Mountain dated                        , 2004, and recorded as Entry No.                                 , in Book              at Page                  of the Official Records of Summit County, Utah.

Triangle Parcel Access and Parking Easement by and between ASCU, Sugarbowl and Wolf Mountain dated                        , 2004, and recorded as Entry No.                                 , in Book                at Page                  of the Official Records of Summit County, Utah.

C-1

EXHIBIT D

TO THIRD AMENDMENT TO GROUND LEASE AGREEMENT

ADJACENT PROPERTY COMPRISING FRIEDMAN PROJECT

LEGAL DESCRIPTION PARCEL 1

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap) thence along said section line, S.89°59’43”E., a distance of 91.60 feet; thence leaving said section line North, a distance of 113.25 feet to a point on the easterly right-of-way line of High Mountain Road Extension, said point being the TRUE POINT OF BEGINNING; said point also being the beginning of a curve to the left, of which the radius point lies S.78°08’52”W., a radial distance of 325.00 feet; thence northerly along the arc of said right-of-way and said curve, through a central angle of 02°20’54”, a distance of 13.32 feet; thence continuing along said right-of-way N.14°12’02”W., a distance of 100.44 feet to a point of curve to the right having a radius of 525.00 feet and a central angle of 04°02’18”; thence northerly along the arc of said curve and said right-of-way a distance of 37.00 feet; thence leaving said easterly right-of-way N.48°47’00”E., a distance of 70.04 feet; thence N.03°47’00”E., a distance of 55.00 feet; thence N.48°47’00”E., a distance of 300.60 feet to the westerly right-of-way line of said Sundial Road, said point being the point of curve of a non tangent curve to the left, of which the radius point lies N.73°40’29”E., a radial distance of 275.00 feet; thence southeasterly along the arc of said curve and said right-of-way, through a central angle of 24°46’18”, a distance of 118.90 feet; thence leaving said right-of-way S.12°31’12”W., a distance of 26.62 feet; thence S.35°20’43”E., a distance of 17.34 feet; thence S.48°47’00”W., a distance of 171.00 feet; thence S.03°47’00”W., a distance of 36.00 feet; thence S.48°47’00”W., a distance of 233.00 feet; thence N.86°13’00”W., a distance of 1.65 feet to the POINT OF BEGINNING.   Containing 1.450 acres, more or less.

PARCEL 2

Commencing at the south quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian, a found brass cap, (Basis of bearing being S.89°59’43” E. a distance of 2667.10 feet along the section line from the said south quarter corner to the southeast corner of said Section 36, a found brass cap) thence along said section line, S.89°59’43”E., a distance of 338.14 feet; thence leaving said section line North, a distance of 60.37 feet to the POINT OF BEGINNING; thence N.05°45’00”W., a distance of 207.00 feet; thence N.84°15’00”E., a distance of 93.87 feet; thence S.36°29’52”E., a distance of 15.89 feet; thence S.05°45’08”E., a distance of 193.34 feet; thence S.84°15’00”W., a distance of 102.00 feet to the POINT OF BEGINNING.  Containing 21,058 square feet, more or less.

D-1